SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

           Date of earliest event reported: March 1, 2001

                                 AMTRAN, INC.
          (Exact name of registrant as specified by its charter)

Indiana                                                          35-1617970
(State or other jurisdiction of       000-21642              (I.R.S. Employer
incorporation)                       (Commission             identification No.)
                                      File Number)

7337 West Washington Street                                             46231
Indianapolis, Indiana                                                (Zip Code)
(Address of principal executive offices)

                                     (317) 247-4000
                (Registrant's telephone number, including area code)


Item 9. Regulation FD Disclosure

         Amtran, Inc. (the "Company") is furnishing as Exhibit 99 hereto certain selected operating and financial statistics which are being provided to the investment community in a letter dated March 1, 2001.

         The following information contains forward-looking information. Such forward-looking information is based upon management's current knowledge of factors affecting the Company's business. The differences between expected outcomes and actual results can be material, depending upon the circumstances. Where the Company expresses an expectation or belief as to future results in any forward-looking information, such expectation or belief is expressed in good faith and is believed to have a reasonable basis. The Company can provide no assurance that the statement of expectation of belief will result or will be achieved or accomplished. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumption or changes in other factors affecting such estimates.


                            SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            Amtran, Inc.
                            (Registrant)

                            by: /s/ Kenneth K.Wolff

                            Kenneth K. Wolff
                            Executive Vice President and Chief Financial Officer

Date: March 1, 2001

Exhibit 99

                            March 1, 2001

Dear Investment Community:

We are pleased to present to you our first Amtran Inc. Investor Update. It contains our current expectations for Amtran's capacity, fuel outlook and capital expenditures for last year and this year. This is forward-looking information as described in the paragraph below. We currently expect to update this information once a quarter, however we are under no obligation to do so. Hopefully it will assist you in your analysis of the Company.

                            Sincerely,

                            /s/ Kenneth K. Wolff
                            Kenneth K. Wolff
                            Chief Financial Officer

Enclosures

The following enclosures contain forward-looking information. Such forward-looking information is based upon management's current knowledge of factors affecting Amtran, Inc's business. Where the Company expresses an expectation or belief as to future results in any forward-looking information, such expectation or belief is expressed in good faith and is believed to have a reasonable basis. The differences between expected outcomes and actual results can be material, depending upon the circumstances. The expected capacity figures are dependent upon delivery and fleet transition schedules which could change. The expected fuel outlook is based upon management's estimation of fuel consumed by the Company's aircraft, including new aircraft types that the Company has never operated, and future fuel prices that may differ materially from current Company expectations. The Company can provide no assurance that its expectations will be achieved. Amtran, Inc. assumes no obligation to update such estimates to reflect actual results, changes in assumption or changes in other factors affecting such estimates.


                                                    AMTRAN, INC. INVESTOR UPDATE

                                                         As of March 1, 2001 *

                                     Expected Capacity (expressed in Available Seat Miles)
                                                           (in thousands)


     Business Unit          Full Year      1st Quarter      2nd Quarter      3rd Quarter      4th Quarter     Full-Year 2001
                               2000            2001            2001             2001             2001
------------------------- --------------- --------------- ---------------- ---------------- ---------------- -----------------
   Scheduled Service          10,119,974       2,861,439        3,046,495        3,093,388        3,132,653        12,133,975
------------------------- --------------- --------------- ---------------- ---------------- ---------------- -----------------
   Commercial Charter          3,610,413         767,564          759,911          939,879          728,880         3,196,234
------------------------- --------------- --------------- ---------------- ---------------- ---------------- -----------------
   Military Charter            2,605,791         467,305          457,865          435,407          399,752         1,760,329
------------------------- --------------- --------------- ---------------- ---------------- ---------------- -----------------
         Other                    53,923             675                0                0                0               675
------------------------- --------------- --------------- ---------------- ---------------- ---------------- -----------------
         Total                16,390,101       4,096,983        4,264,271        4,468,674        4,261,285        17,091,213


                                                      Expected Fuel Outlook

Forecast Item               Full Year      1st Quarter      2nd Quarter      3rd Quarter      4th Quarter     Full-Year 2001
                               2000            2001            2001             2001             2001
------------------------- --------------- --------------- ---------------- ---------------- ---------------- -----------------
  Fuel Expense ($000)            274,820          70,779           66,479           68,485           62,907           268,650
------------------------- --------------- --------------- ---------------- ---------------- ---------------- -----------------
  Price per Gallon ($)             1.012           1.018            0.929            0.915            0.950             0.952
------------------------- --------------- --------------- ---------------- ---------------- ---------------- -----------------
Gallons Consumed             273,693,005      69,501,989       71,594,126       74,820,043       66,230,523       282,146,681
------------------------- --------------- --------------- ---------------- ---------------- ---------------- -----------------
% Gallons hedged                    1.7%           22.4%              16%            10.1%             6.8%             13.9%
------------------------- --------------- --------------- ---------------- ---------------- ---------------- -----------------
% Gallons passed through           35.9%           30.5%            28.7%            30.7%            28.0%             29.5%
------------------------- --------------- --------------- ---------------- ---------------- ---------------- -----------------

                             Expected Capital Expenditures
                                   (Dollars in millions)

     Description           2000                 2001
----------------------- ---------------- ---------------
   Flight Equipment        116.2                92.2
----------------------- ---------------- ---------------
 Non-Flight Equipment       19.8                20.8
----------------------- ---------------- ---------------
Purchases of 727s off       10.1                21.4
        Lease
----------------------- ---------------- ---------------
Rotables Provisioning          0                25.0
 for New 737-800 and
       757-300
----------------------- ---------------- ---------------
    Total Capital           146.1              159.4
     Expenditures
----------------------- ---------------- ---------------
 New Aircraft Deposit       117.4               55.3
       Activity
----------------------- ---------------- ---------------
    Total Capital           263.5              214.7
 Expenditures on Cash
    Flow Statement



* Information is based upon management's current knowledge of factors affecting Amtran. Actual results could differ.